UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

OSR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On January 13, 2025, Vaximm AG, a wholly-owned subsidiary of OSR Holdings, Inc. (the “Company”), entered into a Binding Term Sheet (the “Term Sheet”) with BCM Europe AG (“BCME”), the largest shareholder of the Company, relating to a proposed global exclusive license of Vaximm’s VXM01 oral cancer immunotherapy platform.

The Term Sheet supersedes and replaces in its entirety the prior non-binding term sheet dated November 21, 2025.

Pursuant to the Term Sheet, Vaximm agreed to grant BCME an exclusive, worldwide, sublicensable license to develop and commercialize VXM01, subject to the execution of a definitive global license agreement.

Under the Term Sheet, upon execution of the definitive agreement, BCME has agreed to pay Vaximm an upfront payment of $30.0 million (comprised of $15.0 million in cash and $15.0 million in digital assets) and up to $815.0 million in aggregate clinical, regulatory, and commercial milestone payments.

The Term Sheet contains binding provisions relating to the grant of license, financial consideration, and exclusivity, and execution of the definitive agreement remains subject to customary conditions, including receipt of an independent third-party fairness opinion.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Term Sheet, which is filed as Exhibit 10.1 hereto.

Item 7.01. Regulation FD Disclosure

On January 12, 2025, the Company issued a press release announcing that its subsidiary, Vaximm AG, received a binding term sheet from BCM Europe AG relating to a proposed global exclusive license of the VXM01 oral cancer immunotherapy platform. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Global License Agreement for VXM01, dated January 13, 2026, between Vaximm AG and BCM Europe AG
99.1	Press Release dated January 12, 2026 titled “Vaximm, an OSR Company, Receives Binding Term Sheet from BCM Europe for Global Exclusive License of VXM01 with $30M Upfront and Up to $815M in Milestones”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2026

OSR HOLDINGS, INC.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer

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